UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 25, 2005


                              Peoples Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


              Maryland                        0-24169            52-2027776
              --------                        -------            ----------
     (State or other jurisdiction of  (Commission file number)   (IRS Employer
     incorporation or organization)                          Identification No.)


          P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 778-3500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

     In accordance with the "Frequently Asked Questions" bulletin posted by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "SEC") on November 23, 2004, Peoples Bancorp, Inc. (the "Company") is disclosing the following information that the SEC may deem to be material definitive agreements with the directors of the Company and its bank subsidiary, Peoples Bank of Kent County, Maryland (the "Bank").

     The fees paid to non-employee directors of the Bank are typically re-evaluated by the Bank's Personnel/Compensation Committee in May of each year. On May 25, 2005, the Bank's Board of Directors, upon the recommendation of the Personnel/Compensation Committee, approved increases in the fees paid to non-employee directors for attending regular and committee meetings. Effective as of that date, non-employee directors of the Bank's Board now receive $390 (previously $365) for each regular Board meeting attended; the Chairman and the Secretary now receive $400 (previously $375) and $395 (previously $370), respectively, for each regular Board meeting attended; non-employee members of the Executive Committee now receive $265 (previously $250) for each committee meeting attended, except for the Chairman of that committee who now receives $275 (previously $260) for each committee meeting attended; and members of all other committees now receive $180 (previously $170) for each committee meeting attended, except that non-employee members of the Pension/Profit Sharing 401(k) Committee now receive only an annual retainer fee of $200 (previously $190). No change was made to the annual retainer fee, which remains at $1,000. Directors of the Bank also serve on the Board of Directors of the Company but are compensated only for serving on the Board of the Bank and its committees.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

         10.1 Changes to Director Compensation Arrangement (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PEOPLES BANCORP, INC.


Dated:  August 9, 2005                      By: /s/ Thomas G. Stevenson
                                                ---------------------------
                                                Thomas G. Stevenson
                                                President, CEO and CFO

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                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------

10.1     Changes to Director Compensation Arrangement (filed herewith).



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